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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       December 23, 1999
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                               DIGENE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

       Delaware                           0-28194                52-1536128
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(State or Other                       (Commission File         (IRS Employer
Jurisdiction of Incorporation)         Number)               Identification No.)

       1201 Clopper Road
       Gaithersburg, Maryland                                     20878
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          (Address of Principal                                  (Zip Code)
           Executive Offices)


                                (301) 944-7000
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              (Registrant's Telephone Number, Including Area Code)

      Former Address: 9000 Virginia Manor Road, Beltsville, Maryland 20705
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

              On December 23, 1999, Digene Corporation and certain of its stockholders completed a private placement of 1,500,000 shares of Digene's common stock to selected institutional and other accredited investors pursuant to Purchase Agreements, dated as of November 18, 1999. Of these shares, 900,000 shares were sold by Digene, and 600,000 shares were sold by the selling stockholders. The purchase price per share was $13.00. A resale registration statement relating to these shares was declared effective by the Securities and Exchange Commission on December 23, 1999. The press release announcing the completion of this private placement is attached as Exhibit 99.1.

              In addition, effective as of January 1, 2000, the address of Digene's principal executive offices will be 1201 Clopper Road, Gaithersburg, Maryland 20878, and its telephone number will be 1-800-DIGENE-1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (c)    Exhibits

              99.1   Press Release dated December 28, 1999.





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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DIGENE CORPORATION
                                             (Registrant)

                                           /s/ Charles M. Fleischman
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Date: December 30, 1999                   By:     Charles M. Fleischman
                                          Title:  President and Chief
                                                  Financial Officer







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